SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_x_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                             METEOR INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)

                             METEOR INDUSTRIES, INC.
                   (Name of Person(s) Filing Proxy Statement)
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                           METEOR INDUSTRIES, INC.
                         216 16th Street, Suite 730
                           Denver, Colorado 80202

                         NOTICE OF SPECIAL MEETING
                     OF STOCKHOLDERS AND PROXY STATEMENT


                         To Be Held November 10, 1998

Dear Stockholder:

     The Special Meeting of Stockholders of Meteor Industries, Inc. ("Meteor" or the "Company") will be held at the office of Meteor's subsidiary, Fleischli Oil Company, Inc., 6395 East 80th Avenue, Commerce City, Colorado 80022 on November 10, 1998, at 10:00 a.m. MDT for the following purposes:

     1.  To approve the 1998 Incentive Equity Plan (the "Incentive Plan"); and

     2. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 22, 1998 as the record date for determining Stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

     You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope, which mailing will be postage free if mailed in the United States of America. You may revoke the proxy by filing a properly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

     Regardless of how many shares you own, your vote is very important. Please sign, date and return the enclosed proxy card today.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             Dennis R. Staal
                             Secretary



Denver, Colorado
October 22, 1998

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                            METEOR INDUSTRIES, INC.
                          216 16th Street, Suite 730
                            Denver, Colorado 80202

                       ________________________________

                               PROXY STATEMENT
                       ________________________________


     This Proxy Statement is furnished to the holders ("Stockholders") of common stock, $.001 par value ("Common Stock") of Meteor Industries, Inc., a Colorado corporation ("Meteor" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Stockholders to be held on November 10, 1998 at 10:00 a.m. MST at the offices of Meteor Industries, Inc.'s subsidiary, Fleischli Oil Company, Inc., 6395 East 80th Avenue, Commerce City, Colorado 80022, including any adjournments or postponements thereof ("Special Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about October 26, 1998.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE

     Only Stockholders of record at the close of business on October 22, 1998, the record date ("Record Date") for the meeting, will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, Meteor had outstanding 3,537,428 shares of Common Stock. Shares of Common Stock are the only securities of Meteor entitled to vote at the Special Meeting and each share outstanding as of the record date will be entitled to one vote.

VOTE REQUIRED FOR APPROVAL

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. If a quorum is present, a majority of the shares of Common Stock represented in person or by proxy at the meeting and voting is required to approve the Incentive Plan. Capco Resources Ltd. ("Capco"), and management of the Company, who together own approximately 49% of the shares of Common Stock outstanding, have advised the Company that they intend to vote for the approval of the Incentive Plan.

REVOCABILITY OF PROXIES

     A Stockholder who dates, signs and returns the enclosed form of proxy may revoke the proxy at any time before it is voted by submitting a duly executed written revocation or a proxy bearing a later date to the Secretary of the Company. Attendance at the meeting shall not have the effect of revoking a proxy unless the Stockholder so attending shall, in writing, so notify the secretary of the meeting at any time prior to the voting of the proxy.

PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving extra compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owner of shares of the Common Stock,

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and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials, which are anticipated to total less than $10,000.

VOTING OF PROXIES

     Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy which does not indicate instructions will be voted FOR the Incentive Plan. The proxy permits a Stockholder to withhold voting for any or to abstain from voting for any proposal if the Stockholder so chooses. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting FOR an item of business, and, therefore, have the same effect as a vote AGAINST a business item. Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either FOR or AGAINST an item of business. The Special Meeting will be held for the transaction of business described herein and for the transaction of such other business as may properly come before the Special Meeting. Proxies will confer discretionary authority with respect to any other matters which may properly be brought before the Special Meeting (which, as defined herein, includes any postponements or adjournments thereof). At the date of this Proxy Statement, the only business which the Company's management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters come before the Special Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

                  APPROVAL OF THE 1998 INCENTIVE EQUITY PLAN

     The Board of Directors adopted the 1998 Incentive Equity Plan (the "Incentive Plan") on September 29, 1998, subject to approval by the Stockholders of the Company at the Special Meeting. Capco and management of the Company together own approximately 49% of the shares of Common Stock of the Company and have advised the Company that they intend to vote for the approval of the Incentive Plan.

PRIOR HISTORY OF EMPLOYEE STOCK OPTION PLANS

     A stock option plan providing for the issuance of incentive stock options and non-qualified stock options to Meteor's employees was approved by Meteor's shareholders on April 15, 1993. Pursuant to the Plan, 500,000 shares of Meteor's $.001 par value Common Stock have been reserved for issuance. As of October 9, 1998, after reducing the number for expired options, 495,300 options were issued and outstanding under the Plan.

     On October 1, 1993, options were granted to employees. As of October 9, 1998, out of these options, options to purchase 21,500 shares were outstanding (after deducting options which expired as a result of termination of
employment).   These options are exercisable at $3.00 per share and vest in five equal installments each year following the date of grant. They expire ten years after the date of grant.

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     On February 1, 1994, additional incentive stock options were granted to employees. As of October 9, 1998, out of these options, options to purchase 16,800 shares were outstanding (after deducting options which expired as a result of termination of employment). These options are exercisable at $5.25 per share and vest in three equal installments each year following the date of grant. They expire ten years after the date of grant.

     On August 4, 1995, incentive stock options to purchase 10,000 shares each of Common Stock were granted to Dennis R. Staal, Secretary/Treasurer of Meteor, and C. Thomas Houseman, a former Director of Meteor, and an incentive stock option to purchase 1,000 shares was granted to an employee. These options are exercisable at $3.00 per share and vest over three years on a pro rata annual basis following the date of grant. They expire five years after the date of grant.

     On November 30, 1995, the Board of Directors granted options to Edward J. Names, President of the Company, and Ilyas Chaudhary, Chairman and Chief Executive Officer, each to purchase 100,000 shares of Meteor's Common Stock, and Dennis R. Staal, Secretary/Treasurer of the Company, to purchase 15,000 shares of Common Stock. These options are exercisable at $3.50 per share and vest over a period of three years on a pro rata annual basis following the date of grant.

     In May of 1996, the Board of Directors granted options to Paul W. Greaves to purchase 50,000 shares of Meteor's Common Stock. These options are exercisable at $3.50 per share and vest on a pro rata annual basis over five years. These options expire five years after the date of grant.

     In May of 1996, stock options were granted to two employees to purchase an aggregate of 55,000 shares of Meteor's Common Stock at $3.50 per share.
The options vest in five equal installments each year following the date of grant. These options expire five years after the date of grant. As of October 9, 1998, 1997, of these options, only options to purchase 5,000 shares remain outstanding.

     On January 2, 1997, Meteor granted options to four employees to purchase an aggregate of 20,000 shares of Common Stock at $5.07 per share. These options vest over five years and expire on January 2, 2002.

     On February 14, 1997, Meteor granted an option to Dennis R. Staal, Secretary and Treasurer of Meteor, to purchase 25,000 shares of Common Stock at $3.50 per share. Also on February 14, 1997, Meteor granted an option to the president of IST, one of Meteor's subsidiaries, to purchase 5,000 shares of Common Stock at $3.50 per share. These options vest over three years on a annual basis and expire five years from the date of grant.

     In October 1997, Meteor granted options to Robert Jensen, Fleischli's President, to purchase 15,000 shares at an exercise price of $5.50 per share. These options vest over three years and expire in October 2003. In March 1998 Meteor granted 5,000 options to Mr. Jensen at an exercise price of $4.25.
Such options vest over five years and expire in March of 2008.

     In March 1998 Meteor granted to purchase 5,000 options to a Director and 32,500 to another Director. One half of such options vest immediately and one half vest in March of 1999. The exercise price is $4.25 per share. Also in March Meteor issued a total of 38,500 options to certain employees of the Company. Such options vest over five years and expire in March 2008.

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     In May 1998, Meteor granted 10,000 options each to Edward Names, Dennis
Staal and Paul Greaves for personally guaranteeing a subsidiary note. These options vest immediately, the exercise price is $3.06 and expire in 2003.

     In June 1998, Meteor granted 10,000 options to Richard Kisser, Vice President-Finance and Accounting. These options vest over three years and expire in June 2001. The exercise price is $3.75.

     In September 1998, Meteor granted 15,000 options to Richard Dana, Director. These options vest over three years. The exercise price is $4.125.

PURPOSE OF THE INCENTIVE PLAN

     The purpose of the Incentive Plan is to enable the Company to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The Incentive Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with greater flexibility in key employee and executive compensation than was available through the previously approved plans or the individual stock option agreements. This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock, deferred stock and performance shares or units. The Incentive Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment. The Incentive Plan has been prepared to comply with all applicable tax and securities laws, including Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state and federal tax laws.

DESCRIPTION OF THE INCENTIVE PLAN

     GENERAL. The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is attached as Appendix A. Subject to adjustment as provided in the Incentive Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 750,000. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 200,000. The number of shares of Common Stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 100,000.

     ELIGIBILITY. Officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan.

     TERMS OF OPTIONS AND OTHER POSSIBLE AWARDS. The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Board of Directors when making or administering particular awards, are set forth in detail in the Incentive Plan.

     OPTION RIGHTS. The Board of Directors may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the

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transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Board of Directors may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. The Board of Directors has the authority to specify at any time that Restricted Shares or other shares of Common Stock which are subject to risk of forfeiture or restrictions on transfer will be accepted for part or all of the option price. In such event, the Board of Directors may provide that the shares of Common Stock received upon exercise of the stock option will not be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used as payment for the option price. The Board of Directors may also provide that additional Option Rights will automatically be granted to an optionee upon the exercise of Option Rights.

     Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Option Rights that are not intended to so qualify. The Incentive Plan permits the granting of incentive stock options or nonqualified stock options at the discretion of the Board of Directors. The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or more Stockholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000. At or after the date of grant of any non-qualified Option Rights, the Board of Directors may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

     Each grant must specify the conditions, including as and to the extent determined by the Board of Directors, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as defined in the Incentive Plan), that are necessary before the Option Rights will become exercisable, and may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

     APPRECIATION RIGHTS. Appreciation Rights granted under the Incentive Plan may be either freestanding or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common

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Stock on the date of exercise of the Appreciation Right. Tandem Appreciation
Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

     A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Common Stock on the date of grant, must specify the conditions, including as and to the extent determined by the Board of Directors, the period of continuous employment or continuous engagement of consulting services, or the achievement of Management Objectives, that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including, without limitation, in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof, and the Board of Directors may either reserve or grant to the recipient the right to elect among those alternatives. The Board of Directors may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Board of Directors, the achievement of Management Objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Board of Directors may determine.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board of Directors. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board of Directors for the period during which the forfeiture provisions are to continue. The Board of Directors may provide for a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

     DEFERRED SHARES. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the Incentive Plan) as the Board of Directors may specify. During the Deferral Period, the participant has no right to transfer any rights under the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Board of Directors may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration from the participant or for consideration in an amount that is less than the market value of the shares on the date of

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grant. Deferred Shares must be subject to a Deferral Period, as determined by the Board of Directors on the date of grant, except that the Board of Directors may provide for a shorter Deferral Period, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period ("Performance Period") which may be subject to earlier termination, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Board of Directors. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Board of Directors in cash, shares of Common Stock or any combination thereof, and the Board of Directors may either grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any Performance Shares, the Board of Directors may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis.

     MANAGEMENT OBJECTIVES. Management Objectives mean the achievement of performance objectives established pursuant to the Incentive Plan. The Board of Directors may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related minimum levels. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed or with respect to which the participant provides consulting services.

     TRANSFERABILITY. Option Rights and awards granted under the Incentive Plan shall be nontransferable by the participant except by will or the laws of descent and distribution of the state where the participant is domiciled at the time of his death. However, the Board of Directors may (but need not) permit other transfers to the extent consistent with Rule 16b-3 where the Board of Directors concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

     ADJUSTMENTS.   The maximum number of shares of Common Stock that may be
issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Board of Directors may in its discretion provide in

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substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

     ADMINISTRATION AND AMENDMENTS.   The Incentive Plan is administered by
the Board of Directors. In connection with its administration of the Incentive Plan, the Board of Directors is authorized to interpret the Incentive Plan and related agreements and other documents. The Board of Directors may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Board of Directors may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan. In the event of any such cancellation, the Board of Directors may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Board of Directors may also grant any award or combination of awards authorized under the Incentive Plan, including without limitation an award that was granted prior to the adoption of the Incentive Plan, and any such award or combination of awards so granted under the Incentive Plan may or may not cover the same number of shares of Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Plan had the canceled award not been granted.

     The Incentive Plan may be amended from time to time by the Board of Directors, but without further approval by the Stockholders of the Company no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may (i) increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS IN PLAN

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     NON-QUALIFIED OPTION RIGHTS.   In general; (i) no income will be
recognized by an optionee at the time a non-qualified Option Right is granted;
(ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the

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shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     APPRECIATION RIGHTS.   No income will be recognized by a participant in
connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received
pursuant to the exercise.   In limited circumstances, however, the Internal
Revenue Service ("IRS") may contend that the holder of a freestanding appreciation right is in constructive receipt of ordinary income before the Appreciation Right is actually exercised if (i) a maximum limitation on the amount payable upon exercise of the Appreciation Right at a time when the Appreciation Right is imposed and (ii) the maximum limitation is reached prior to the exercise of the Appreciation Right at a time when the Appreciation Right is exercisable.

     RESTRICTED SHARES. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any non-restricted dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

     DEFERRED SHARES. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the Deferred Shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding periods for the Deferred Shares will also commence on that date.

     PERFORMANCE SHARES AND PERFORMANCE UNITS.    No income generally will be
recognized upon the grant of Performance Shares or Performances Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

                                   9
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
     TAX CONSEQUENCES TO THE COMPANY. To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

NEW PLAN BENEFITS

     No options or awards have been granted under the Incentive Plan. The future benefits or amounts that would be received under the Incentive Plan by executive officers, the non-executive directors and the non-executive officer employees are discretionary and are therefore not determinable at this time.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 9, 1998, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, all Directors individually and all Directors and Officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

  NAME AND ADDRESS           AMOUNT OF BENEFICIAL          PERCENTAGE
OF BENEFICIAL OWNER              OWNERSHIP                  OF CLASS

Capco Resources Ltd.              1,325,000                   37.3%
#950, 444 - 5th Avenue, S.W.
Calgary, Alberta
Canada   T0P 2T8

Edward J. Names                     373,907  (1)              10.3%
216 - 16th Street, Suite 730
Denver, CO 80202

Ilyas Chaudhary                   1,391,667  (2)              38.5%
#950, 444 - 5th Avenue, SW
Calgary, Alberta
Canada TOP 2T8

Dennis R. Staal                     107,599  (3)               3.0%
216 - 16th Street, Suite 730
Denver, CO  80202

Irwin Kaufman                        43,600  (4)               1.2%
8224 Paseo Vista Drive
Las Vegas, NV 89128

Richard Dana                           --                       --%
128 Ash Street
Denver, CO 80220

                                    10
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
Theron J. Graves                    785,309  (5)              22.2%
761 South Miller
Farmington, NM  87499

All Executive Officers and        1,945,073  (6)(7)           51.8%
Directors as a Group
(8 Persons)
__________________

(1) Represents 40,240 shares held directly by Mr. Names, 265,000 shares held by NFF, Ltd., a limited partnership of which he served as general partner; 2,400 shares held by his wife of which he disclaims beneficial ownership, and 66,667 shares underlying stock options exercisable within 60 days by Mr. Names.

(2) Includes shares of the Company held by Capco Resources Ltd. of which Mr. Chaudhary is Chairman of the Board, Chief Executive Officer and beneficially owns over 50% of its outstanding stock and 66,667 shares underlying stock options exercisable within 60 days by Mr. Chaudhary.

(3) Includes 5,400 shares held by Mr. Staal; 71,500 shares held by PAMDEN, Ltd., a limited partnership of which Mr. Staal is general partner; 8,432 shares held by Mystique Resources Company which is wholly owned by PAMDEN, Ltd.; 600 shares held by an IRA and 21,667 shares underlying stock options exercisable within 60 days by Mr. Staal.

(4) Consists of 30,000 shares underlying stock options exercisable within 60 days by Mr. Kaufman and 13,600 shares owned by Mr. Kaufman directly.

(5) Represents shares of the Company's Common Stock which Mr. Graves presently has the right to acquire upon the exchange of shares of Graves Preferred Stock held by him.

(6) Includes 6,300 shares held directly and 20,000 shares underlying stock options exercisable within 60 days held by Paul W. Greaves, who is President and Chief Executive Officer of certain of the Company's subsidiaries.

(7) Includes 2,000 shares held directly by Robert Jensen, who is President of Fleischli Oil Company, Inc.

                    SUBMISSION OF PROPOSALS BY STOCKHOLDERS

     In order to be eligible for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders, anticipated to be held in a June 1999, any proposal by a stockholder must be received by the Company in writing at its principal office in Denver, Colorado a reasonable time before the solicitation of proxies for such meeting is made in order to be included in the Company's proxy statement and proxy relating to that meeting.





                                    11
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                               OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Special Meeting of Stockholders other than the stated in the Notice of Special Meeting of Stockholders. The Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   METEOR INDUSTRIES, INC.


                                   Dennis R. Staal
                                   Secretary




Denver, Colorado
October 22, 1998




                                    12
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
                              APPENDIX A

                         METEOR INDUSTRIES, INC.

                       1998 INCENTIVE EQUITY PLAN

1.   PURPOSE.

     The purpose of this Plan is to attract and retain officers and other key employees of and consultants to Meteor Industries, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

2.   DEFINITIONS.

     As used in this Plan,

     "APPRECIATION RIGHT" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

     "BOARD" means the Board of Directors of the Corporation.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMON SHARES" means (i) shares of the Common Stock, $.00l par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

     "DATE OF GRANT" means the date specified by the Board of Directors on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board of Directors takes action with respect thereto.

     "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "EFFECTIVE DATE" shall have the meaning set forth in Section 17.

     "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

     "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the code or any successor provision thereto.

     "MANAGEMENT OBJECTIVES" means the achievement of performance objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Board of Directors may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board of Directors, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

     "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Board of Directors from time to time.

     "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

     "OPTIONEE" means the person so designed in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

     "PARTICIPANT" means a person who is selected by the Board of Directors to receive benefits under this Plan and (i) is at the time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

     "PERFORMANCE PERIOD" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

     "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

     "RULE 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, or any successor rule to the same effect.

     "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per share on the date when the Appreciation Right is exercised exceeds the Base price specified therein or, in the case of Tandem Appreciation Right, the amount by which the Market Value per share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

     "SUBSIDIARY" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

     "SUCCESSOR" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

     "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

3.   SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE PLAN.

     (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred, plus the number of Common shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 750,000 Common Shares. For the purposes of this Section 3(a):

          (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

          (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actual issued or transferred or the time when dividends or dividend equivalents are paid thereon; PROVIDED, HOWEVER, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

     (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 200,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

4.   OPTION RIGHTS.

     The Board of Directors may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Board of Directors may determine in accordance with the following provisions:

     (a) Each grant shall specify the number of Common Shares to which it pertains; PROVIDED, HOWEVER, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan.

     (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; PROVIDED, HOWEVER, (i) the Option Price shall equal at least 75% of the Market Value per Share on the Date of Grant, or (ii) the Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b) (6) of the Code

(relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

     (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Board of Directors, (ii) subject to
Section 4(d), nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board of Directors may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Board of Directors may determine in accordance with this Plan and (iv) any combination of the foregoing.

     (d) On or after the Date of Grant of any Nonqualified Option, the Board of Directors may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board of Directors on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; PROVIDED, HOWEVER, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

     (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

     (f) On or after the Date of Grant of any Option Rights, the Board of Directors may provide the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

     (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

     (h) Each grant shall specify the conditions, including, and to the extent determined by the Board of Directors, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

     (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

     (j) On or after the Date of Grant of any Nonqualified Option, the Board of Directors may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board of Directors may provide that any dividend equivalents shall be credited against the Option Price.

     (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b) (6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option Right shall be no more than five years from the Date of Grant)

     (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by an officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board of Directors may determine consistent with this Plan.

     (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(b) of the Code) shall not exceed $100,000.

     (n) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Board of Directors, if and as applicable.

5.   APPRECIATION RIGHTS.

     The Board of Directors may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Board of Directors and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board of Directors may determine in accordance with the following provisions:

     (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board of Directors the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; PROVIDE, HOWEVER, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

     (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board of Directors on the Date of Grant.

     (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

     (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

     (e) On or after the Date of Grant of any Appreciation Rights, the Board of Directors may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

     (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions as the Board of Directors may determine consistent with this Plan.

     (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

     (h)  Regarding Free-standing Appreciation Rights only:

          (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

          (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercisable; PROVIDED, HOWEVER, that no participant shall be granted more than 100,000 Free-standing Appreciation Rights in any one fiscal year of the Corporation, subject to adjustments as provided in Section 10 of this Plan;

          (iii) Each grant shall specify the conditions, including as and to the extent determined by the Board of Directors, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any gant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

          (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.   RESTRICTED SHARES.

     The Board of Directors may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board of Directors may determine in accordance with the following provisions:

     (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the extent determined by the Board of Directors, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

     (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of section 83 of the Code for a period to be determined by the Board of Directors on the Date of Grant, and any grant or sale may provide for the earlier of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

     (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the
extent prescribed by the Board of Directors on the Date of Grant.   Such
restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

     (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board of Directors may determine.

     (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board of Directors may determine consistent with this Plan. Unless otherwise directed by the Board of Directors, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

7.   DEFERRED SHARES.

     The Board of Directors may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board of Directors may determine in accordance with the following provisions:

     (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Board of Directors may specify.

     (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

     (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board of Directors on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

     (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board of Directors may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

     (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board of Directors may determine consistent with this Plan.

8.   PERFORMANCE SHARES AND PERFORMANCE UNITS.

     The Board of Directors may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board of Directors may determine in accordance with the following provisions:

     (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

     (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board of Directors on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

     (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

     (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to ve made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

     (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board of Directors the right to elect among those alternative; PROVIDED, HOWEVER, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

     (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board of Directors on the Date of Grant. Any grant of Performance of Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Board of Directors on the Date of Grant.

     (g) On or after the Date of Grant of Performance Shares, the Board of Directors may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

     (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board of Directors may determine consistent with this Plan.

9.   TRANSFERABILITY.

     (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

     (b) Any grant made under this Plan may provide that all of any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

10.  ADJUSTMENTS.

     The Board of Directors may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Board of Directors may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board of Directors may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Board of Directors may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board of Directors may provide that the holder will automatically be entitled to receive such an equivalent award. The Board of Directors may also make or provide for such adjustments in the maximum

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number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h) (ii) of this Plan as the Board of Directors may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

11.  FRACTIONAL SHARES.

     The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board of Directors may provide for the elimination of fractions or for the settlement thereof in cash.

12.  WITHHOLDING TAXES.

     To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board of Directors and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

13. CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE.

     Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9b) of this Plan, the Board of Directors may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

14.  ADMINISTRATION OF THE PLAN.

     (a) This Plan shall be administered by a Board of Directors of the Corporation.

     (b) The interpretation and construction by the Board of Directors of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred

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
Shares, Performance Shares or Performance Units, and any determination by the Board of Directors pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board of Directors shall be liable for any such action taken or determination made in good faith.

15.  AMENDMENTS AND OTHER MATTERS.

     (a) This plan may be amended from time to time by the Board of Directors; PROVIDED, HOWEVER, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in
Section 3(b) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation.

     (b) With the concurrence of the affected Participant, the Board of Directors may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board of Directors may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

     (c) The Board of Directors may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, any and such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the canceled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan and the canceled award not been granted.

     (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

     (e) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; PROVIDED, HOWEVER, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

          (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.



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16.  TERMINATION OF THE PLAN.

     No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Corporation.

17.  EFFECTIVE DATE.

     The effective date of this Plan (the "Effective Date") shall be September 29, 1998, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Common Shares of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Colorado law.

18.  NONTRANSFERABILITY.

     Each award granted under this Plan shall by its terms nontransferable by the Participant except by will or the laws of decent and distribution of the state wherein the Participant is domiciled at the time of his death; provided, however, that the Board of Directors may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Board of Directors concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.
































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P R O X Y
                           METEOR INDUSTRIES, INC.

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edward J. Names with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Meteor Industries, Inc. held of record by the undersigned on October 22, 1998, at the Special Meeting of Shareholders to be held on November 10, 1998, or any adjournment thereof.

     1.  The approval of the Company's 1998 Incentive Equity Plan.

           ____ FOR              ____ AGAINST            ____ ABSTAIN

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated: __________________________    ____________________________________
                                     Signature(s) of Shareholder(s)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF METEOR INDUSTRIES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.